UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2017

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On April 6, 2017, Bay Banks of Virginia, Inc. (the “Company”) filed a current report on Form 8-K reporting the completion of its merger with Virginia BanCorp Inc. (“Virginia BanCorp”) on April 1, 2017 (the “Original Form 8-K”). In that filing, the Company indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K. This amendment to the Original Form 8-K is being filed solely to provide such financial information, which is attached to this report as Exhibits 99.1 and 99.2. No other changes are being made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The consolidated financial statements of Virginia BanCorp as of and for the years ended December 31, 2016 and 2015 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Company and Virginia BanCorp as of and for the year ended December 31, 2016 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23	Consent of Yount, Hyde & Barbour, P.C.

99.1	Consolidated Financial Statements of Virginia BanCorp Inc. as of and for the years ended December 31, 2016 and 2015

99.2	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of and for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.
(Registrant)

Date: June 16, 2017	By:	/s/ James A. Wilson, Jr.
James A. Wilson, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23	Consent of Yount, Hyde & Barbour, P.C.

99.1	Consolidated Financial Statements of Virginia BanCorp Inc. as of and for the years ended December 31, 2016 and 2015

99.2	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of and for the year ended December 31, 2016

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